EXHIBIT 10.2

FIRST AMENDMENT
TO
ADVANCED MEDICAL OPTICS, INC.
2002 INTERNATIONAL STOCK PURCHASE PLAN

     The ADVANCED MEDICAL OPTICS, INC. 2002 International Stock Purchase Plan (the “Plan”) is hereby amended as follows:

1. Section 1.2(t) of the Plan is amended and restated as follows:

“(t) “Offering Period” shall have the following meaning:

(i)	During the period commencing on or after the date of adoption of the Plan and ending on October 1, 2004, “Offering Period” means each six-month period commencing on any April 1 and October 1; provided, however, that, on a one-time basis, the Offering Period commencing October 1, 2004 shall end on April 30, 2005.

(ii)	After April 30, 2005, “Offering Period” means each six-month period commencing on any May 1 and November 1.

Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Section 3.1(a) and 3.2(a), respectively.”

2. This First Amendment shall be effective as of August 15, 2004.

     IN WITNESS WHEREOF, Advanced Medical Optics, Inc. hereby executes this First Amendment to the Advanced Medical Optics, Inc. Employee Stock Purchase Plan on this 12th day of October, 2004.

ADVANCED MEDICAL OPTICS, INC.

BY:	/s/ AIMEE S. WEISNER Aimee S. Weisner Corporate Vice President, General Counsel and Secretary